                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Wasatch Advisors Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[X]  Fee previously paid with preliminary filing.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                         WASATCH ADVISORS FUNDS, INC.
                        68 South Main Street, Suite 400
                          Salt Lake City, Utah 84101


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 26, 1996

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of the Aggressive Equity Fund, Growth Fund, Income Fund, Mid-Cap Fund and Micro-Cap Fund (the "Funds") series of Wasatch Advisors Funds, Inc. (the "Company"), will be held at 12:00 noon, Mountain Time, on Friday, January 26, 1996, at 68 South Main Street, Suite 400, Salt Lake City, Utah. The purposes of the meeting are as follows:

     1.   To elect a Board of Directors of the Company.

     2. To ratify or reject the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending September 30, 1996.

     3. To approve or disapprove an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

     4. To transact such other business as may properly come before the meeting.

     Shareholders of record on December 8, 1995, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the attached Proxy Statement. You will receive a proxy for each of the Funds in which the Company's records indicate you owned shares as of December 8, 1995. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE UPCOMING MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. No postage necessary if mailed in the United States.



                                    Samuel S. Stewart, Jr., President

Dated: December 18, 1995

                                PROXY STATEMENT

                         WASATCH ADVISORS FUNDS, INC.
                        68 South Main Street, Suite 400
                          Salt Lake City, Utah 84101


               ANNUAL MEETING OF SHAREHOLDERS--JANUARY 26, 1996

     The enclosed proxy is solicited by the Board of Directors of Wasatch Advisors Funds, Inc. (the "Company") in connection with the annual meeting of shareholders of the Company to be held January 26, 1996, and any adjournments thereof. The shares of capital stock of the Company are issued in five series designated Aggressive Equity Fund, Growth Fund, Income Fund, Mid-Cap Fund and Micro-Cap Fund (individually a "Fund" and collectively the "Funds"). The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement, will be allocated among the Funds, and it is expected that such mailing will take place on or about December 18, 1995. Representatives of Wasatch Advisors, Inc. (the "Adviser"), the investment adviser and manager of the Company, may solicit proxies on behalf of the management of the Company by means of mail, telephone or personal calls and will be reimbursed for out-of-pocket expenses. The total amount estimated to be spent for this proxy solicitation is approximately $100,000. In addition to solicitations by mail, some of the officers and employees of the Company and the Adviser, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. The address of the Adviser is that of the Company as provided above.

     A proxy may be revoked before the meeting by giving written notice of revocation in person or by mail to the Company or at the meeting prior to voting. In instances where choices are specified by the shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the shareholder's choice. Unless revoked, properly executed proxies in which choices are not specified by the shareholders will be voted "for" each item for which no choice is specified, in accordance with the recommendation of the Board of Directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and abstentions (including broker non-votes, if any) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the item on which the abstention is noted but will not be counted as a vote "for" or "against" such item. Under the Rules of the New York Stock Exchange, each of the proposals being considered at the meeting is considered a "discretionary" proposal, which means that brokers who hold Fund shares in street name for customers are authorized to vote on such proposal on behalf of their customers with or without specific voting instructions from such customers. Should any other matters come before the meeting, it is the intention of the persons named as proxies in the enclosed proxy to act upon them according to their best judgment.

     In the event that sufficient proxy votes in favor of the proposals set forth herein are not received by January 26, 1996, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournments if they are instructed by more than a majority of the shares represented in person or by proxy to vote for the proposal requiring adjournment.

     Only shareholders of record on December 8, 1995 may vote at the meeting or any adjournments thereof. As of that date, there were issued and outstanding the following number of common shares, $.001 par value, for each of the Funds:
Aggressive Equity Fund -- 12,109,388 shares; Growth Fund -- 3,792,966 shares; Income Fund -- 449,581 shares; Mid-Cap Fund -- 6,774,395 shares; and Micro-Cap Fund -- 14,314,832 shares.

     Common shares represent the only class of securities of the Company; each Fund's shareholders are issued a separate series of such common stock. Each shareholder is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to appraisal rights.

     THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, INCLUDING FINANCIAL STATEMENTS, WAS PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED A REPORT OR WOULD LIKE TO RECEIVE ANOTHER COPY, PLEASE CONTACT THE FUND AT 68 SOUTH MAIN STREET, SUITE 400, SALT LAKE CITY, UTAH 84101, OR CALL 800-551-1700 AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS.

     To the knowledge of Fund management, no persons were the beneficial owners of more than 5% of the outstanding shares of any of the Funds (except Income
Fund) as of October 31, 1995. The beneficial owners of more than 5% of the outstanding shares of Income Fund as of October 31, 1995 were: Firstar Trust Co., Custodian for Ray R. Christensen IRA Rollover, 175 S. West Temple, #510, Salt Lake City, UT 84101, 66,938 shares (15%) and Firstar Trust Co., Custodian for Dr. Jaime Mosquera IRA, 800 Pralle Lane, St. Charles, MO 63303, 33,505 shares (7%).


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     It is intended that the enclosed proxy will be voted for the election of the five persons named below as Directors of the Company unless such authority has been withheld in the proxy. The term of office of each person elected will be until the next annual meeting of shareholders or until his or her successor
is duly elected and qualified.   Pertinent information regarding each nominee
for the past five years is set forth following his name below. Each nominee has served as a Director of the Company since 1986.

NAME                      AGE    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
----                      ---    ----------------------------------------------------------------
Samuel S. Stewart, Jr.*    53    President and Director of the Company; President, Chairman of the
                                 Board and Director of Research for the Adviser since 1975; Professor of Finance at the University of Utah since 1974.

Roy S. Jespersen*          52    Vice President and Director of the Company; Vice President and
                                 Portfolio Manager for the Adviser since 1983.

Jeffrey S. Cardon*         38    Vice President and Director of the Company; Vice President and
                                 Director of the Adviser since 1985; Security Analyst for the
                                 Adviser since 1980.

NAME                      AGE    PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING PAST 5 YEARS
----                      ---    ----------------------------------------------------------------
James U. Jensen            51    Director of the Company; Vice President of Corporate Development
                                 and Legal Affairs, NPS Pharmaceuticals, Inc.; previously
                                 Chairman and a partner at Woodbury, Jensen, Kesler & Swinton,
                                 P.C. from 1986 to 1991.

William R. Swinyard        55    Director of the Company; Professor of Business Management,
                                 Brigham Young University since 1985; Vice President for Struman and Associates, Inc., a management consulting firm, since 1983.

-------------------------------------
*Denotes Directors who are "interested persons" of the Company, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Stewart, Mr. Jespersen and Mr. Cardon are each deemed an interested person of the Company because of their positions with the Adviser.

     Except as indicated above, the Directors of the Company are not directors of any other "reporting companies." As of October 31, 1995, each Director individually and the officers and Directors of the Company as a group beneficially owned less than 1% of the outstanding shares of each Fund (includes shares owned beneficially directly and indirectly, including shares, if any, owned by members of their families). None of the Company's officers or Directors has a family relationship with any other officer or Director.

     For the fiscal year ended September 30, 1995, there were four meetings of the Board of Directors. All Directors attended at least 75% of all meetings of the Board of Directors. The Company does not have standing audit, nominating or compensation committees.

     No compensation is paid by the Company to any Director who is an officer or employee of the Adviser. Each Director not affiliated with the Adviser was paid an annual retainer of $2,000 plus $400 per meeting attended for the fiscal year ended September 30, 1995. During fiscal 1996, the Directors will be paid an annual retainer of $4,400 plus $400 per meeting attended. The following table sets forth the aggregate compensation received from each Fund as well as the total compensation received from the Company by each Director not affiliated with the Adviser during the fiscal year ended September 30, 1995. Directors who are officers or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                                           Mr. Jensen    Mr. Swinyard
                                           ----------    ------------
Aggregate Compensation from the Funds:
  Aggressive Equity Fund                      $1,969        $1,969
  Growth Fund                                 $  521        $  521
  Mid-Cap Fund                                $  707        $  707
  Income Fund                                 $  321        $  321
  Micro-Cap Fund                              $   82        $   82
Pension or Retirement Benefits
  Accrued as Part of Fund Expense:            None          None
Estimated Annual Benefits Upon
  Retirement:                                 None          None
Total Compensation from the Company:          $3,600        $3,600

     The Board of Directors recommends that the shareholders of the Company vote in favor of the foregoing nominees to serve as Directors of the Company. A plurality of the shares of the Company represented at the meeting, provided at least a quorum (25% of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board of Directors. Unless otherwise instructed, the proxies will vote for the above five nominees. In the event any of the above nominees are not candidates for election at the meeting, the proxies will vote for such other persons as the Board of Directors may designate. Nothing currently indicates that such a situation will arise.

                                 PROPOSAL TWO
                         RATIFICATION OR REJECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

     The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection.

     The Directors, including a majority who are not interested persons of the Adviser or the Company, have selected Arthur Anderson LLP to be the Company's independent public accountants for the fiscal year ending September 30, 1996. Arthur Anderson LLP has no direct or material indirect financial interest in the Company or in the Adviser, other than receipt of fees for services to the Company. Arthur Andersen LLP has been the independent public accountants for the Company since January 1993. Representatives of Arthur Anderson LLP are not expected to be present at the meeting.

     The Board of Directors recommends that the shareholders of the Company vote in favor of the ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Company. If a quorum (25% of the outstanding shares) is represented in person or by proxy, the ratification of the selection of the independent public accountants will be approved if the votes cast favoring the action exceed the votes cast opposing the action.
Unless otherwise instructed, the proxies will vote for the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants.

                                PROPOSAL THREE
                     APPROVAL OR DISAPPROVAL OF AMENDMENT
                  TO ARTICLES OF INCORPORATION OF THE COMPANY
                         TO CHANGE THE COMPANY'S NAME

     On December 8, 1995, the Board of Directors of the Company approved and recommended that shareholders of the Company approve an amendment to the Company's Articles of Incorporation to change the name of the Company from "Wasatch Advisors Funds, Inc." to "Wasatch Funds, Inc." The name change is being proposed to simplify the Funds' name and to be consistent with the names of other mutual fund groups which generally do not use the word "Advisor" in the name of their mutual funds.

     The Board of Directors recommends that the shareholders of the Company vote in favor of the proposal to change the name of the Company. Approval of the proposed amendment to the Company's Articles of Incorporation requires the favorable vote of a majority of the shares of the Company entitled to vote, represented in person or by proxy. The proposed amendment to the Company's Articles of Incorporation, if adopted, will become effective when Articles of Amendment to the Articles of Incorporation containing the proposed amendment are filed with the Utah Secretary of State. It is anticipated that such filing will take place as soon as practicable following the Annual Meeting of Shareholders.

                              EXECUTIVE OFFICERS

     Certain information about the executive officers of the Company is set forth below. Unless otherwise indicated, all positions have been held more than five years.


                                            POSITION AND TERM OF OFFICE WITH THE COMPANY AND
NAME                     AGE                 BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS
----                     ---     ------------------------------------------------------------------------
Samuel S. Stewart, Jr.    53     President and Director of the Company; see additional information in
                                 Proposal One.
Roy S. Jespersen          52     Vice President and Director of the Company; see additional information in Proposal One.
Jeffrey S. Cardon         38     Vice President and Director of the Company; see additional information in
                                 Proposal One.
Heidi Preuss              34     Secretary and Treasurer of the Company since 1990; Controller and
                                 Administration Manager for the Adviser.


                             SHAREHOLDER PROPOSALS

      No proposals were received from shareholders this year. Any proposal by a shareholder to be considered for presentation at the next Annual Meeting must be received at the Company's offices, 68 South Main Street, Suite 400, Salt Lake City, Utah 84101, no later than August 15, 1996.



                                      Samuel S. Stewart, Jr., President

Dated: December 18, 1995

                         WASATCH ADVISORS FUNDS, INC.
                                  GROWTH FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Heidi Preuss, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Growth Fund, a series of Wasatch Advisors Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 26, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR all nominees listed below (except as marked to the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------------------------

2. To vote FOR _______ AGAINST _______ ABSTAIN _______ the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

3. To vote FOR _______ AGAINST _______ ABSTAIN ________ the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:______________________________________

                                          ______________________________________

                                          ______________________________________
                                          IMPORTANT: Please date and sign this
                                          proxy. If the stock is held jointly,
                                          signature should include both names.
                                          Executors, administrators, trustees,
                                          guardians, and others signing in a
                                          representative capacity should give
                                          their full title as such.

                         WASATCH ADVISORS FUNDS, INC.
                                  INCOME FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Heidi Preuss, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Income Fund, a series of Wasatch Advisors Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 26, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR all nominees listed below (except as marked to the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------------------------

2. To vote FOR _______ AGAINST _______ ABSTAIN _______ the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

3. To vote FOR _______ AGAINST _______ ABSTAIN ________ the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:______________________________________

                                          ______________________________________

                                          ______________________________________
                                          IMPORTANT: Please date and sign this
                                          proxy. If the stock is held jointly,
                                          signature should include both names.
                                          Executors, administrators, trustees,
                                          guardians, and others signing in a
                                          representative capacity should give
                                          their full title as such.

                         WASATCH ADVISORS FUNDS, INC.
                                 MID-CAP FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Heidi Preuss, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Mid-Cap Fund, a series of Wasatch Advisors Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 26, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR all nominees listed below (except as marked to the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard (Instruction:To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------------------------

2. To vote FOR _______ AGAINST _______ ABSTAIN _______ the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

3. To vote FOR _______ AGAINST _______ ABSTAIN ________ the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:______________________________________

                                          ______________________________________

                                          ______________________________________
                                          IMPORTANT: Please date and sign this
                                          proxy. If the stock is held jointly,
                                          signature should include both names.
                                          Executors, administrators, trustees,
                                          guardians, and others signing in a
                                          representative capacity should give
                                          their full title as such.

                         WASATCH ADVISORS FUNDS, INC.
                            AGGRESSIVE EQUITY FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Heidi Preuss, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Aggressive Equity Fund, a series of Wasatch Advisors Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 26, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR all nominees listed below (except as marked to the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

     ---------------------------------------------------------------------------

2. To vote FOR _______ AGAINST _______ ABSTAIN _______ the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

3. To vote FOR _______ AGAINST _______ ABSTAIN ________ the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:______________________________________

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                         WASATCH ADVISORS FUNDS, INC.
                                MICRO-CAP FUND
                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

     The undersigned appoints Samuel S. Stewart, Jr. and Heidi Preuss, and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Micro-Cap Fund, a series of Wasatch Advisors Funds, Inc. (the "Company") held by the undersigned at the annual meeting of shareholders of the Company to be held on January 26, 1996, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THE PROXIES ARE INSTRUCTED:

1.   To vote:
             ______FOR all nominees listed below (except as marked to the contrary below)

             ______WITHHOLD AUTHORITY to vote for all nominees listed below

     NOMINEES: Samuel S. Stewart, Jr., Roy S. Jespersen, Jeffrey S. Cardon, James U. Jensen and William R. Swinyard (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

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2.   To vote FOR _______  AGAINST _______  ABSTAIN _______ the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company.

3. To vote FOR _______ AGAINST _______ ABSTAIN ________ the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Wasatch Funds, Inc."

In their discretion, the proxies hereunder are authorized to vote on any other matters that come before the meeting.

     THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE ABOVE MATTERS. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE-NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                    Dated:______________________________________

                                    ____________________________________________

                                    ____________________________________________
                                    IMPORTANT: Please date and sign this proxy.
                                    If the stock is held jointly, signature
                                    should include both names. Executors,
                                    administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.